EXHIBIT 99.2

                             CONSENT AND WAIVER






                         WARNACO OF CANADA COMPANY

                                as Borrower



                                  - and -




                          THE BANK OF NOVA SCOTIA

                                 as Lender



                                  - and -




                        THE GUARANTORS LISTED HEREIN





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                             CONSENT AND WAIVER

                       Dated as of September 29, 2000


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                              STIKEMAN ELLIOTT







                             CONSENT AND WAIVER


         This Consent and Waiver, made as of September 29, 2000, is delivered in connection with that certain Amended and Restated Credit Agreement dated as of September 24, 1996 between Warnaco of Canada Company, a corporation amalgamated and existing under the laws of Nova Scotia (the "BORROWER") and The Bank of Nova Scotia, one of the chartered banks of Canada (the "LENDER"), as amended prior to the date hereof (the "CREDIT AGREEMENT"). Unless otherwise defined herein or the context otherwise requires, capitalized terms for which meanings are provided in the Credit Agreement are used herein with such meanings.

         Reference is also made to those certain Guaranties made in favour of the Lender (i) as of July 16, 1996 by the undersigned Guarantors The Warnaco Group, Inc., Warnaco Inc., Warnaco International Inc.; (ii) as of February 28, 1997 by the undersigned Guarantors Gregory Street, Inc. and Myrtle Avenue, Inc.; (iii) as of September 30, 1997 by the undersigned Guarantor Warnaco U.S. Inc. (formerly known as ML, Inc.); and (iv) as of December 12, 1997 by the undersigned Guarantors Designer Holdings, Ltd., Jeanswear Holdings Inc., Calvin Klein Jeanswear Company, CKJ Holdings, Inc. and Outlet Stores, Inc.

         By its signature below, the Lender hereby (i) acknowledges and consents (subject to the Lender's receipt of a copy of the U.S. Waiver (as hereinafter defined) executed by each lender under the Warnaco Inc. Credit Agreement) to the waiver respecting the Warnaco Inc. Credit Agreement, as amended, modified, supplemented, restated, renewed, replaced or refinanced prior to the date hereof, pursuant to a limited waiver dated as of the date hereof (the "U.S. WAIVER") among the parties to the Warnaco Inc. Credit Agreement; (ii) confirms and agrees that, on and after the date hereof, each reference in the Credit Agreement and the Guaranties to "the Warnaco Inc. Credit Agreement", "thereunder", "thereof" or words of like import shall be references to the Warnaco Inc. Credit Agreement, as amended or modified by the Waiver, the same as may be further amended, renewed, modified, supplemented or restated from time to time; and (iii) in the specific circumstances described herein, waives its right to receive ten days prior written notice of the waiver to the Warnaco Inc. Credit Agreement as required by Section 9.1(n) of the Credit Agreement and Section
4.1.2 of the Guaranties.

         Notwithstanding the preceding paragraph, this Consent and Waiver shall not be effective until such time as the Lender has received a fully executed copy of the U.S. Waiver and the waiver dated the date hereof under the 364 day U.S.$600,000,000 credit agreement dated November 17,1999 among, inter alia, Warnaco Inc. and The Warnaco Group, Inc.

         The Credit Agreement, the other Credit Documents and the Guaranties, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Consent and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any of the other Credit Documents or the Guaranties nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents or Guaranties.

         The parties hereto agree that the Borrower shall pay on demand all costs and expenses (including, without limitation, all reasonable legal fees and expenses) incurred by the Lender in connection with this Consent and Waiver. The Borrower's consent to this Consent and Waiver and to each of the terms hereof shall be evidenced by its signature as indicated below.

         This Consent and Waiver shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

         IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Waiver to be executed by their duly authorized officers as of the day first above written.


                                        WARNACO OF CANADA COMPANY


                                        By: /s/ Stanley P. Silverstein
                                            ---------------------------------
                                            Name:   Stanley P. Silverstein
                                            Title:


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:


                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ Goran D. Westin
                                            ---------------------------------
                                            Name:   Goran D. Westin
                                            Title:  Director


                                        By: /s/
                                            ---------------------------------
                                            Name:
                                            Title:  Associate




         Each of the undersigned Guarantors hereby acknowledges and consents to the Waiver and hereby confirms and agrees that the Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects; PROVIDED, HOWEVER, that, on and after the date hereof, each reference in such Guaranty and the Credit Agreement and the other Credit Documents to "the Warnaco Inc. Credit Agreement", "thereunder", "thereof" or words of like import shall be references to the Warnaco Inc. Credit Agreement as amended or modified by the Waiver, the same as may be further amended, renewed, modified, supplemented or restated from time to time.

                                          THE WARNACO GROUP, INC.,
                                          WARNACO INC.
                                          WARNACO INTERNATIONAL INC.
                                          GREGORY STREET, INC.
                                          MYRTLE AVENUE, INC.


                                          By: /s/   Carl J. Deddens
                                              --------------------------------
                                              Name: Carl J. Deddens
                                              Title:

                                          DESIGNER HOLDINGS, LTD.
                                          JEANSWEAR HOLDINGS INC.
                                          CALVIN KLEIN JEANSWEAR COMPANY
                                          CKJ HOLDINGS, INC.
                                          OUTLET STORES, INC.
                                          WARNACO U.S. INC.


                                          By: /s/ Stanley P. Silverstein
                                             --------------------------------
                                             Name:
                                             Title: